                                   EXHIBIT 12

                              FINANCIAL STATEMENTS

                                THE VALIANT FUND
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                              SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

U.S. TREASURY BILLS (A) - 27.4%

  $  10,000,000     5.050%, 10/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    9,955,200
      3,000,000     5.080%, 10/17/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,980,527
      3,000,000     5.090%, 11/07/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,971,581
      7,000,000     5.118%, 11/07/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,933,330
      4,000,000     5.060%, 11/14/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,958,395
      5,000,000     5.230%, 12/12/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,925,908
      7,000,000     5.080%, 01/09/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,871,589
      5,000,000     5.100%, 01/09/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,907,917
      5,000,000     5.245%, 01/09/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,905,299
      4,000,000     5.300%, 01/09/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,923,444
     10,000,000     5.125%, 02/06/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,775,069
      6,000,000     5.185%, 02/06/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,863,462
                                                                                                               --------------
                    TOTAL U.S. TREASURY BILLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           67,971,721
                                                                                                               --------------


REPURCHASE AGREEMENTS - 72.6%

     61,000,000     First Boston Corp.
                    5.250%, 09/03/96, Dated 08/30/96, Repurchase Price $61,035,583
                    (Collateralized by U.S. Treasury Note, 6.875%, due 05/15/06;
                    total par value $62,465,000; valued at $63,811,108). . . . . . . . . . . . . . . . .           61,000,000
      1,408,000     Goldman, Sachs & Co., Inc.
                    5.200%, 09/03/96, Dated 08/30/96, Repurchase Price $l,408,814
                    (Collateralized by U.S. Treasury Note, 6.25%, due 06/30/98;
                    total par value $1,421,000; valued at $1,436,622). . . . . . . . . . . . . . . . . .            1,408,000
     57,000,000     J.P. Morgan & Co., Inc.
                    5.220%, 09/03/96, Dated 08/30/96, Repurchase Price $57,033,060
                    (Collateralized by U.S. Treasury Bill, due 01/09/97;
                    total par value $59,274,000; valued at $58,141,867). . . . . . . . . . . . . . . . .           57,000,000
     61,000,000     Morgan Stanley Group, Inc.
                    5.230%, 09/03/96, Dated 08/30/96, Repurchase Price $61,035,448
                    (Collateralized by U.S. Treasury Note, 7.875%, due 11/15/04;
                    total par value $57,645,000; valued at $62,711,847). . . . . . . . . . . . . . . . .           61,000,000
                                                                                                               --------------

                    TOTAL REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          180,408,000
                                                                                                               --------------

                    TOTAL INVESTMENTS -  100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  248,379,721
                    (Cost $248,379,721) +                                                                      --------------
                                                                                                               --------------

---------------
(A) Rate represents annualized yield to maturity at date of purchase
    (unaudited).
+   Aggregate cost for Federal tax purposes.


                        SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                         GENERAL MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

COMMERCIAL PAPER (A) - 68.5%

                    AUTO PARTS - 2.9%

  $  10,000,000     TRW, Inc
                    5.300%, 09/20/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    9,972,028
                                                                                                               --------------

                    COMMUNICATIONS - 5.2%

     18,000,000     American Telephone & Telegraph Co
                    5.250%, 09/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17,994,750
                                                                                                               --------------

                    Consumer Cyclicals - 6.3%

     21,600,000     Toys "R" Us, Inc.
                    5.280%, 09/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21,593,664
                                                                                                               --------------

                    DRUGS & HEALTH CARE - 7.3%

     25,000,000     Abbott Laboratories
                    5.250%, 09/05/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24,985,417
                                                                                                               --------------

                    ELECTRONICS - 7.1%

     24,400,000     Motorola, Inc.
                    5.270%, 09/05/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24,385,712
                                                                                                               --------------

                    FINANCIAL SERVICES - 5.5%

     14,000,000     Ford Motor Credit Co.
                    5.220%, 09/05/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13,991,880

      5,000,000     J.P. Morgan & Co., Inc.
                    4.950%, 09/06/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,996,562
                                                                                                               --------------
                                                                                                                   18,988,442
                                                                                                               --------------

                    FOOD PRODUCTS - 18.8%

                    General Mills, Inc.
     10,000,000     5.260%, 09/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,997,078
      7,000,000     5.270%, 09/23/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,977,456
                                                                                                               --------------
                                                                                                                   16,974,534
                                                                                                               --------------

     10,000,000     H.J. Heinz, Co.
                    5.270%, 09/27/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,961,939

     18,000,000     PepsiCo, Inc.
                    5.260%, 09/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17,994,740

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                        GENERAL MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS - (CONTINUED)
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

COMMERCIAL PAPER (A) (CONTINUED)

                    FOOD PRODUCTS - (CONTINUED)
                    Sara Lee Corp.
  $  10,000,000     5.200%, 09/06/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    9,992,778
     10,000,000     5.240%, 09/11/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,985,444
                                                                                                               --------------
                                                                                                                   19,978,222
                                                                                                               --------------
                                                                                                                   64,909,435
                                                                                                               --------------

                    INSURANCE - 5.5%

     19,000,000     AIG Funding, Inc.
                    5.220%, 09/26/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18,931,125
                                                                                                               --------------

                    LEISURE TIME - 5.2%

     18,000,000     Disney Walt Co.
                    5.240%, 09/03/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17,994,760
                                                                                                               --------------

                    REAL ESTATE - 3.3%

     11,310,000     PHH Corp.
                    5.300%, 09/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           11,295,014
                                                                                                               --------------

                    UTILITIES - 1.4%

      5,000,000     Pacificorp
                    5.310%, 10/28/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,957,963
                                                                                                               --------------

                    TOTAL COMMERCIAL PAPER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          236,008,310
                                                                                                               --------------


U.S. TREASURY BILLS (A) - 7.3%

     10,000,000     5.100%, 01/09/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,815,833
      9,000,000     4.835%, 02/06/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,809,018
      4,000,000     5.115%, 03/06/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,894,290
      1,000,000     5.400%, 08/21/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              946,900
      1,000,000     5.460%, 08/21/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              946,310
      1,000,000     5.540%, 08/21/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              945,523
                                                                                                               --------------

                    TOTAL U.S. TREASURY BILLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           25,357,874
                                                                                                               --------------


BANKERS' ACCEPTANCE NOTICES (A) - 5.0%

                    Bank of New York
      4,000,000     5.240%, 11/06/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,961,573
      1,548,504     5.330%, 02/11/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,511,134
                                                                                                               --------------
                                                                                                                    5,472,707
                                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                         GENERAL MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS - (CONTINUED)
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

BANKERS' ACCEPTANCE NOTICES (A) (CONTINUED)

                    Republic National Bank of NY
  $   2,700,000     5.240%, 09/19/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    2,692,926
      3,100,000     5.210%, 10/11/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,082,055
      3,592,198     5.280%, 12/09/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,540,039
      2,324,694     5.260%, 12/20/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,287,331
                                                                                                               --------------
                                                                                                                   11,602,351
                                                                                                               --------------

                    TOTAL BANKERS' ACCEPTANCE NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .           17,075,058
                                                                                                               --------------



REPURCHASE AGREEMENTS - 19.2%

     23,108,000     First Boston Corp.
                    5.250%, 09/03/96, Dated 08/30/96, Repurchase Price $23,121,480
                    (Collateralized by U.S. Treasury Note, 6.875%, due 05/15/06;
                    total par value $23,200,000; valued at $23,699,955). . . . . . . . . . . . . . . . .           23,108,000
     10,000,000     Goldman, Sachs & Co., Inc.
                    5.200%, 09/03/96, Dated 08/30/96, Repurchase Price $10,005,778
                    (Collateralized by U.S. Treasury Note, 6.25%, due 06/30/98;
                    total par value $10,090,000; valued at $10,200,928). . . . . . . . . . . . . . . . .           10,000,000
     15,000,000     J.P. Morgan & Co., Inc.
                    5.220%, 09/03/96, Dated 08/30/96, Repurchase Price $15,008,700
                    (Collateralized by U.S. Treasury Bill, due 07/24/97;
                    total par value $16,104,000; valued at $15,301,860). . . . . . . . . . . . . . . . .           15,000,000
     18,000,000     Morgan Stanley Group, Inc.
                    5.230%, 09/03/96, Dated 08/30/96, Repurchase Price $18,010,460
                    (Collateralized by U.S. Treasury Note, 6.375%, due 06/30/97;
                    total par value $18,115,000; valued at $18,393,378). . . . . . . . . . . . . . . . .           18,000,000
                                                                                                               --------------

                    TOTAL REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           66,108,000
                                                                                                               --------------

                    TOTAL INVESTMENTS - 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  344,549,242
                    (Cost $344,549,242) +                                                                      --------------
                                                                                                               --------------

---------------
(A) Rate represents annualized yield to maturity at date of purchase
    (unaudited).
+   Aggregate cost for Federal tax purposes.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

MUNICIPAL BONDS AND NOTES - 100.0%

                    ALABAMA - 2.3%

  $     300,000     Columbia Alabama IDB
                    Alabama Power Company Project, Series A
                    3.750%, 05/01/22 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $      300,000
      3,600,000     Mobile Alabama IDB
                    Alabama Power Company Project
                    3.750%, 06/01/15 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,600,000
      2,500,000     Montgomery Alabama
                    General Electric, Series 90
                    3.350%, 09/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,500,000
                                                                                                               --------------
                                                                                                                    6,400,000
                                                                                                               --------------

                    ALASKA - 3.9%

      5,000,000     Alaska Housing Finance Corp.
                    Series C
                    3.550%, 06/01/26 ++
                    SBPA: Swiss Bank Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,000,000
      3,300,000     Valdez Marine Terminal
                    Exxon Project
                    3.750%, 10/01/25 ++  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,300,000
      3,000,000     Valdez Marine Terminal
                    Mobil Project
                    3.500%, 11/01/03 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
                                                                                                               --------------
                                                                                                                   11,300,000
                                                                                                               --------------
                    ARIZONA - 0.9%

     2,500,000S     Salt River Project Agricultural Improvement & Power District
                    3.650%, 12/12/96
                    LINE: Union Bank Switzerland, First Interstate Bank Arizona. . . . . . . . . . . . .            2,500,000
                                                                                                               --------------

                    CALIFORNIA - 2.8%

      4,900,000     California State RANS
                    4.500%, 06/30/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,922,919
      3,000,000     Los Angeles County TRANS
                    4.500%, 06/30/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,013,768
                                                                                                               --------------
                                                                                                                    7,936,687
                                                                                                               --------------

                    COLORADO - 6.5%

      6,000,000     Colorado Health Facilities
                    Sisters of Charity Health Care
                    3.400%, 05/15/25 ++
                    LOC: Toronto Dominion. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,000,000
      2,500,000     Colorado TRANS Series A
                    4.500%, 06/27/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,512,817

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS - (CONTINUED)
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    COLORADO - (CONTINUED)

  $   4,900,000     Regional Transportation District
                    Passenger Fare Revenue, Series 86A
                    3.350%, 06/01/99 ++
                    LOC: Credit Local de France. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    4,900,000
      5,000,000     University of Colorado University Revenues
                    Enterprise Systems, Series A
                    3.350%, 06/01/20 ++
                    SBPA: Morgan Guaranty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,000,000
                                                                                                               --------------
                                                                                                                   18,412,817
                                                                                                               --------------

                    CONNECTICUT - 2.5%

      3,000,000     Connecticut State Housing Finance Authority
                    Series A3
                    3.600%, 04/10/97 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
      4,200,000     Connecticut State Special Assessment
                    Unemployment Compensation, Series C, FGIC Insured
                    3.900%, 07/01/97 *
                    SBPA: FGIC Securities Purchase, Inc. . . . . . . . . . . . . . . . . . . . . . . . .            4,200,000
                                                                                                               --------------
                                                                                                                    7,200,000
                                                                                                               --------------

                    FLORIDA - 4.8%

      1,000,000     Dade County IDA
                    Florida Power & Light
                    3.850%, 06/01/21  ++ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,000,000
      7,100,000     Dade County Water & Sewer Revenue Systems
                    3.350%, 10/05/22
                    SBPA: Commerzbank. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,100,000
      3,000,000     Jacksonville Florida
                    Series A
                    3.625%, 10/09/96
                    LINE: Morgan Guaranty Trust, Credit Suisse . . . . . . . . . . . . . . . . . . . . .            3,000,000
      2,400,000     Orlando Waste Water Systems Revenue
                    3.600%, 09/09/96
                    LINE: Union Bank Switzerland . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,400,000
                                                                                                               --------------
                                                                                                                   13,500,000
                                                                                                               --------------

                    GEORGIA - 5.3%

      2,400,000     Burke County Development Authority, PCR
                    Georgia Power Project, Series 3
                    3.850%, 07/01/24 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,400,000
      1,900,000     Burke County Development Authority, PCR
                    Georgia Power Project, Series 5
                    3.700%, 07/01/24 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,900,000
      3,800,000     De Kalb Private Hospital Authority
                    Egelston Childrens Hospital, Series A
                    3.350%, 03/01/24 ++
                    LOC: Trust Company Bank. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,800,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS - (CONTINUED)
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    GEORGIA - (CONTINUED)

  $   7,000,000     De Kalb Private Hospital Authority
                    (Egelston Childrens Hospital), Series B
                    3.350%, 03/01/24 ++
                    LOC: Trust Company Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    7,000,000
                                                                                                               --------------
                                                                                                                   15,100,000
                                                                                                               --------------
                    HAWAII - 0.8%

      2,400,000     Hawaii Department of Budget & Finance
                    Kaiser Permanente
                    3.650%, 03/03/97 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,400,000
                                                                                                               --------------

                    ILLINOIS - 1.1%

      3,100,000     Chicago GO
                    Tender Notes, Series A
                    3.650%, 10/31/96
                    LOC: Morgan Guaranty Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,100,000
                                                                                                               --------------

                    KANSAS - 2.6%

      7,500,000     Kansas Department of Transportation Highway Revenue
                    Series B
                    3.350%, 09/01/14 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,500,000
                                                                                                               --------------

                    KENTUCKY - 1.8%

      2,135,000     Jefferson County, PCR
                    Louisville Gas & Electric Company, Series A
                    3.500%, 09/09/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,135,000
      2,900,000     Trimble County, PCR
                    Louisville Gas & Electric Company
                    3.650%, 09/20/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,900,000
                                                                                                               --------------
                                                                                                                    5,035,000
                                                                                                               --------------

                    MASSACHUSETTS - 2.0%

      4,000,000     Massachusetts Bay Transportation Authority
                    84A
                    3.050%, 09/01/96 *
                    LOC: State Street Bank & Trust Co. . . . . . . . . . . . . . . . . . . . . . . . . .            4,000,000
      1,800,000     Massachusetts Bay Transportation Authority
                    84A
                    3.625%, 03/03/97 *
                    LOC: State Street Bank & Trust Co. . . . . . . . . . . . . . . . . . . . . . . . . .            1,800,000
                                                                                                               --------------
                                                                                                                    5,800,000
                                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                        TAX-EXEMPT MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS - (CONTINUED)
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    MICHIGAN - 2.6%

  $   2,500,000     Michigan Municipal Bond Authority Revenue
                    Series A
                    4.500%, 07/03/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    2,512,054
      5,000,000     Michigan State GO
                    4.000%, 09/30/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,001,531
                                                                                                               --------------
                                                                                                                    7,513,585
                                                                                                               --------------

                    MINNESOTA - 3.4%

      1,500,000     Becker Minnesota, PCR
                    Northern States Power
                    3.600%, 12/16/96 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,500,000
      3,000,000     Rochester Health Care Facilities
                    Mayo Foundation/Medical Center, Series F
                    3.450%, 09/11/96
                    LOC: Credit Suisse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
      1,000,000     Rochester Health Care Facilities
                    Mayo Foundation/Medical Center, Series F
                    3.650%, 10/22/96
                    LOC: Credit Suisse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,000,000
      4,200,000     University of Minnesota Revenues, Series 85 G
                    3.750%, 02/01/97 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,200,000
                                                                                                               --------------
                                                                                                                    9,700,000
                                                                                                               --------------

                    MISSISSIPPI - 3.1%

      5,400,000     Jackson County Port Facility
                    Chevron USA Project
                    3.750%, 06/01/23 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,400,000
      3,400,000     Jackson County, PCR
                    Chevron, USA Project
                    3.800%, 12/01/16 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,400,000
                                                                                                               --------------
                                                                                                                    8,800,000
                                                                                                               --------------

                    MISSOURI - 1.7%

      4,900,000     Missouri State Health & Educational Facility, Barnes Hospital
                    3.400%, 12/01/15 ++
                    LOC: Morgan Guaranty Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,900,000
                                                                                                               --------------

                    NEVADA - 2.2%

      6,100,000     Clark County Airport Improvement Authority Revenue
                    3.350%, 07/01/25 ++
                    LOC: Toronto Dominion Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,100,000
                                                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                        TAX-EXEMPT MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS - (CONTINUED)
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    NEW MEXICO - 2.3%

  $   4,900,000     Albuquerque Airport Authority Revenue, AMBAC
                    3.350%, 07/01/14 ++
                    LOC: Canadian Imperial Bank of Commerce. . . . . . . . . . . . . . . . . . . . . . .       $    4,900,000
      1,500,000     Hurley, PCR
                    British Petroleum
                    3.850%, 12/01/15 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,500,000
                                                                                                               --------------
                                                                                                                    6,400,000
                                                                                                               --------------

                    NEW YORK - 1.1%

      3,000,000     New York City Municipal Water Finance Authority
                    FGIC Insured 3.800%, 06/15/23 ++
                    LIQ: FGIC Securities Purchase, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
                                                                                                               --------------

                    NORTH CAROLINA - 4.9%

      1,500,000     Charlotte Airport Revenue (MBIA) 93A
                    3.350%, 07/01/16 ++
                    SBPA: Commerzbank AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,500,000
      3,400,000     Raleigh Durham Airport Authority
                    American Airlines B1
                    3.850%, 11/01/15 ++
                    LOC: Royal Bank of Canada. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,400,000
      2,700,000     Raleigh Durham Airport Authority
                    American Airlines, Series A
                    3.850%, 11/01/05 ++
                    LOC: Royal Bank of Canada. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,700,000
      6,200,000     Winston Salem Water & Sewer System
                    3.350%, 06/01/14 ++
                    SPBA: Wachovia Bank of N.C.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,200,000
                                                                                                               --------------
                                                                                                                   13,800,000
                                                                                                               --------------

                    OREGON - 1.7%

      4,800,000     Clackamas County Hospital Facility
                    Kaiser Permanente
                    3.400%, 10/01/96 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,800,000
                                                                                                               --------------

                    SOUTH CAROLINA - 0.7%

      2,000,000     South Carolina Public Service Authority
                    3.600%, 10/07/96
                    LINE: NationsBank, N.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,000,000
                                                                                                               --------------

                    TENNESSEE - 5.2%

      6,600,000     Memphis Tennessee GO
                    Series A
                    3.450%, 08/01/03 ++
                    SBPA: Westdeutsche Landesbank GZ . . . . . . . . . . . . . . . . . . . . . . . . . .            6,600,000

                     SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                        TAX-EXEMPT MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS - (CONTINUED)
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    TENNESSEE - (CONTINUED)

     $3,400,000     Metro Nashville/Davidson County Airport Authority
                    American Airlines Series A
                    3.700%, 10/01/12 ++
                    LOC: Credit Suisse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    3,400,000
      4,800,000     Metropolitan Nashville/Davidson County Health
                    Health & Education Facility Board Revenue Vanderbilt University
                    3.500%, 01/15/97 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,800,000
                                                                                                               --------------
                                                                                                                   14,800,000
                                                                                                               --------------

                    TEXAS - 8.9%

      2,800,000     City of Houston Water & Sewer
                    3.550%, 10/22/96
                    LOC: Swiss Bank Corp., Westdeutsche Landesbank GZ. . . . . . . . . . . . . . . . . .            2,800,000
      1,300,000     Harris County Texas GO
                    3.600%, 12/16/96
                    LINE: Union Bank Switzerland . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,300,000
      1,400,000     Harris County Texas Health Facilities
                    St. Lukes Episcopal Hospital
                    3.750%, 02/15/16 ++
                    LINE: Morgan Guaranty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,400,000
        300,000     Harris County Texas IDC
                    Exxon Project 1984, Series A
                    3.750%, 03/01/24 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              300,000
      4,200,000     Harris County Texas Toll Road
                    3.450%, 08/01/20 ++
                    LINE: Morgan Guaranty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,200,000
      5,560,000     Lower Colorado River Authority Texas Revenue
                    Refunding Junior Lien 3rd Supply Series
                    3.350%, 01/01/13 ++
                    SBPA: Bayerische Landesbank GZ . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,560,000
      1,300,000     North Central Texas Health Facilities
                    Presbyterian Medical Center, Series C, MBIA Insured
                    3.700%, 12/01/15 ++
                    SBPA: Nations Bank of Texas. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,300,000
      6,900,000     Port Arthur Texas Navigation District PCR
                    Texaco, Inc. Project
                    3.850%, 10/01/24 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,900,000
        500,000     San Antonio Texas Water Systems
                    Series 95
                    3.500%, 09/11/96
                    LINE: Westdeutsche Landesbank GZ . . . . . . . . . . . . . . . . . . . . . . . . . .              499,962
        900,000     Texas State Water Development Board
                    3.850%, 03/01/15 ++
                    LOC: Canadian Imperial Bank of Commerce. . . . . . . . . . . . . . . . . . . . . . .              900,000
                                                                                                               --------------
                                                                                                                   25,159,962
                                                                                                               --------------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                        TAX-EXEMPT MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS - (CONTINUED)
                                 AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    UTAH - 7.0%

$     2,000,000     Emery County Utah, PCR
                    Pacificorp Project
                    3.500%, 07/01/15 ++
                    LOC: Credit Suisse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    2,000,000
      1,200,000     Emery County Utah, PCR
                    Pacificorp, AMBAC
                    3.800%, 11/01/24 ++
                    LINE: Bank of Nova Scotia. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,200,000
      5,000,000     Intermountain Power Agency
                    Power Supply Revenue, Series 85E
                    3.350%, 09/15/96 *
                    LOC: Swiss Bank Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,000,000
      3,200,000     Intermountain Power Agency
                    Power Supply Revenue, Series 85F
                    3.350%, 09/15/96 *
                    LOC: Swiss Bank Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,200,000
      2,500,000     Intermountain Power Agency
                    Power Supply Revenue, Series 85F
                    3.930%, 06/16/97 *
                    LOC: Morgan Guaranty Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,500,000
      5,900,000     Salt Lake County, PCR
                    British Petroleum Project
                    3.850%, 02/01/08 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,900,000
                                                                                                               --------------
                                                                                                                   19,800,000
                                                                                                               --------------

                    VERMONT - 1.7%

      1,700,000     Vermont Education & Health Buildings Finance Agency
                    Middlebury College
                    3.700%, 05/01/97 * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,700,000
      3,000,000     Vermont GO RANS
                    Series I
                    3.250%, 09/06/96
                    LINE: Toronto Dominion Bank. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
                                                                                                               --------------
                                                                                                                    4,700,000
                                                                                                               --------------

                    VIRGINIA - 0.6%

      1,700,000     Peninsula Ports Authority Virginia Revenue, Shell
                    3.800%, 12/01/05 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,700,000
                                                                                                               --------------

                    WASHINGTON - 9.9%

      3,000,000     Port Anacortes IDC
                    Texaco Project
                    3.650%, 09/05/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
      6,000,000     Seattle Municipal Light & Power Revenue
                    3.700%, 02/06/97
                    SBPA: Morgan Guaranty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,000,000

                         SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS - (CONTINUED)
                                AUGUST 31, 1996

                                                                                                                   VALUE
PAR VALUE                                                                                                         (NOTE 1)
---------                                                                                                      --------------

                    WASHINGTON - (CONTINUED)

$     4,300,000     Seattle Municipal Light & Power Revenue
                    3.500%, 11/01/18 ++
                    LINE: Morgan Guaranty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    4,300,000
      3,500,000     Seattle Washington Water System Revenue
                    3.500%, 09/01/25 ++
                    LOC: Bayerische Landesbank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,500,000
      3,600,000     Washington State GO
                    Series 96B
                    3.500%, 06/01/20 ++
                    SBPA: Landesbank Hessen-Thueringen GZ. . . . . . . . . . . . . . . . . . . . . . . .            3,600,000
      7,600,000     Washington State Public Power Supply
                    3.500%, 07/01/17 ++
                    LINE: Bank of America. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,600,000
                                                                                                               --------------
                                                                                                                   28,000,000
                                                                                                               --------------

                    WISCONSIN - 4.8%

      6,400,000     Oak Creek Wisconsin, PCR
                    Wisconsin Electric Power Company
                    3.550%, 08/01/16 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,400,000
      3,000,000     Sheboygan Wisconsin, PCR
                    Wisconsin Electric Power Company
                    3.450%, 09/01/15 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,000,000
      4,100,000     Sheboygan Wisconsin, PCR
                    Wisconsin Power & Light
                    3.300%, 08/01/14 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,100,000
                                                                                                               --------------
                                                                                                                   13,500,000
                                                                                                               --------------

                    WYOMING - 0.9%

      1,000,000     Lincoln County, PCR
                    Exxon Project, Series A
                    3.800%, 11/01/14 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,000,000
      1,700,000     Uinta County Wyoming, PCR
                    Chevron '92
                    3.800%, 12/01/22 ++. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,700,000
                                                                                                               --------------
                                                                                                                    2,700,000
                                                                                                               --------------

                    Total Investments -  100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  283,558,051
                    (Cost $283,558,051) +                                                                      --------------
                                                                                                               --------------

---------------
+    Aggregate cost for Federal tax purposes.
++ Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. The interest rate shown reflects the rate currently in effect.
* Put bonds and notes mature within one year due to demand features. The interest rate shown reflects the rate currently in effect.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS - (CONTINUED)
                                AUGUST 31, 1996




                                GLOSSARY OF TERMS

     AMBAC     =    American Municipal Bond Assurance Corp.
     FGIC      =    Financial Guaranty Insurance Corp.
     GO        =    General Obligations
     IDA       =    Industrial Development Authority
     IDB       =    Industrial Development Bond
     IDC       =    Industrial Development Corp.
     LIQ       =    Liquidity
     LINE      =    Bank Line of Credit Issued
     LOC       =    Letter of Credit
     MBIA      =    Municipal Bond Insurance Association
     PCR       =    Pollution Control Revenue
     RANS      =    Revenue Anticipation Notes
     SBPA      =    Standby Purchase Agreement
     TRANS     =    Tax and Revenue Anticipation Notes


                        SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                     STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

                                                    U.S. TREASURY       U.S. TREASURY          GENERAL           TAX-EXEMPT
                                                    MONEY MARKET           INCOME           MONEY MARKET        MONEY MARKET
                                                      PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                   --------------       -------------       ------------        ------------

ASSETS:
  Investments (Note 1):
    Investments at value . . . . . . . . . .        $  67,971,721       $          --       $ 278,441,242       $ 283,558,051
    Repurchase agreements. . . . . . . . . .          180,408,000                  --          66,108,000                  --
                                                    -------------       -------------       -------------       -------------
       Total investments at value. . . . . .          248,379,721                  --         344,549,242         283,558,051
  Cash . . . . . . . . . . . . . . . . . . .                  577              25,160                 519              13,229
  Interest receivable. . . . . . . . . . . .               52,453                  --              19,209           1,350,385
  Deferred organization expense (Note 1) . .               13,576              12,440              10,305              10,538
                                                    -------------       -------------       -------------       -------------
       Total Assets. . . . . . . . . . . . .          248,446,327              37,600         344,579,275         284,932,203
                                                    -------------       -------------       -------------       -------------

LIABILITIES:
  Dividends payable. . . . . . . . . . . . .            1,199,059                  --           1,695,222             805,369
  Payable for investments purchased. . . . .                   --                  --                  --           4,200,487
  Advisory fee payable (Note 2). . . . . . .               48,894                  --              68,437              48,706
  Distribution fee payable (Note 2). . . . .               48,885                  --               1,869                  --
  Payable to Adviser . . . . . . . . . . . .               13,576              12,378              10,305              10,538
                                                    -------------       -------------       -------------       -------------
       Total Liabilities . . . . . . . . . .            1,310,414              12,378           1,775,833           5,065,100
                                                    -------------       -------------       -------------       -------------
NET ASSETS . . . . . . . . . . . . . . . . .         $247,135,913             $25,222        $342,803,442        $279,867,103
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------


NET ASSETS CONSIST OF:
  Paid-in capital (Note 4) . . . . . . . . .         $247,148,045             $25,215        $343,078,004        $279,980,063
  Accumulated net realized gain (loss) on
    investments sold . . . . . . . . . . . .              (12,132)                  7            (274,562)           (112,960)
                                                    -------------       -------------       -------------       -------------
       Total Net Assets. . . . . . . . . . .         $247,135,913             $25,222        $342,803,442        $279,867,103
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A. . . . . . . . . . . . . . . . . .           85,263,898              25,215         334,337,397         279,980,063
  Class B. . . . . . . . . . . . . . . . . .          126,334,979                  --           8,740,607                  --
  Class C. . . . . . . . . . . . . . . . . .                   --                  --                  --                  --
  Class D. . . . . . . . . . . . . . . . . .           35,549,168                  --                  --                  --

NET ASSET VALUE,
  All Shares - offering and redemption
   price per share
  (Net Assets/Shares Outstanding). . . . . .        $        1.00       $        1.00       $        1.00       $        1.00
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                  THE VALIANT FUND
                              STATEMENTS OF OPERATIONS
                         FOR THE YEAR ENDED AUGUST 31, 1996

                                                    U.S. TREASURY       U.S. TREASURY          GENERAL           TAX-EXEMPT
                                                    MONEY MARKET           INCOME           MONEY MARKET        MONEY MARKET
                                                     PORTFOLIO *        PORTFOLIO **          PORTFOLIO           PORTFOLIO
                                                   --------------       -------------       ------------        ------------

INVESTMENT INCOME:
  Interest (Note 1). . . . . . . . . . . . .        $  10,481,337       $     187,705        $ 26,635,341        $ 10,121,298
                                                    -------------       -------------       -------------       -------------

EXPENSES:
  Investment advisory fee (Note 2) . . . . .              385,690               8,578             958,106             572,477
  Distribution fee, Class B (Note 2) . . . .              287,521                  --              23,561                  --
  Distribution fee, Class D (Note 2 ). . . .               33,641                  --                  --                  --
  Trustee fees (Note 2). . . . . . . . . . .                3,170                  62              11,917               5,738
  Amortization of organization costs (Note 1)               5,033               6,220               5,033               5,033
  Miscellaneous expense. . . . . . . . . . .                   --                  --                  --                 149
  Expenses borne by the Investment Adviser (Note 2)        (8,203)             (6,282)            (16,950)            (10,771)
                                                    -------------       -------------       -------------       -------------
    Total Expenses . . . . . . . . . . . . .              706,852               8,578             981,667             572,626
                                                    -------------       -------------       -------------       -------------

NET INVESTMENT INCOME. . . . . . . . . . . .            9,774,485             179,127          25,653,674           9,548,672
                                                    -------------       -------------       -------------       -------------

REALIZED LOSS ON
  INVESTMENTS SOLD (NOTE 1). . . . . . . . .              (10,545)                 --            (184,202)             (4,894)
                                                    -------------       -------------       -------------       -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS . . . . . . . .        $   9,763,940       $     179,127       $  25,469,472       $   9,543,778
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

---------------
* The Portfolio commenced Class D shares operations on May 1, 1996. ** The Portfolio had investment operations from December 11, 1995 to January 10, 1996.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                     STATEMENTS OF CHANGES IN NET ASSETS
                               AUGUST 31, 1996


                                                               U.S. TREASURY                          U.S. TREASURY
                                                          MONEY MARKET PORTFOLIO                    INCOME PORTFOLIO

                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      8/31/96 *            8/31/95           8/31/96 **          8/31/95 ***
                                                    -------------       -------------       -------------       -------------

NET ASSETS AT BEGINNING OF PERIOD. . . . . .        $ 106,296,537       $  13,379,771       $      25,133       $      25,027
                                                    -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income. . . . . . . . . . .            9,774,485           3,133,405             179,127             320,092
  Net realized gain (loss) on investments
    sold . . . . . . . . . . . . . . . . . .              (10,545)             (1,015)                 --                  12
                                                    -------------       -------------       -------------       -------------
    Net increase in net assets resulting
       from operations . . . . . . . . . . .            9,763,940           3,132,390             179,127             320,104
                                                    -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A  . . . . . . . . . . . . . . . .           (3,702,775)           (698,636)           (179,127)           (320,092)
    Class B  . . . . . . . . . . . . . . . .           (5,756,290)         (2,434,769)                 --                  --
    Class D  . . . . . . . . . . . . . . . .             (315,420)                 --                  --                  --
                                                    -------------       -------------       -------------       -------------
  Net decrease from distributions. . . . . .           (9,774,485)         (3,133,405)           (179,127)           (320,092)
                                                    -------------       -------------       -------------       -------------


SHARE TRANSACTIONS (AT $1.00 PER SHARE):
  CLASS A:
    Net proceeds from sales of shares. . . .          293,279,024         140,567,044          93,740,874         117,990,836
    Issued to shareholders in reinvestment
      of dividends . . . . . . . . . . . . .                1,365               1,392                  89                  94
    Cost of shares repurchased . . . . . . .         (238,199,277)       (110,410,948)        (93,740,874)       (117,990,836)
                                                    -------------       -------------       -------------       -------------
      Net Class A share transactions . . . .           55,081,112          30,157,488                  89                  94
                                                    -------------       -------------       -------------       -------------
  CLASS B:
    Net proceeds from sales of shares. . . .          555,303,801         256,091,467                  --                  --
    Cost of shares repurchased . . . . . . .         (505,084,160)       (193,331,174)                 --                  --
                                                    -------------       -------------       -------------       -------------
    Net Class B share transactions . . . . .           50,219,641          62,760,293                  --                  --
                                                    -------------       -------------       -------------       -------------
  CLASS D:
    Net proceeds from sales of shares. . . .           49,343,549                  --                  --                  --
    Cost of shares repurchased . . . . . . .          (13,794,381)                 --                  --                  --
                                                    -------------       -------------       -------------       -------------
    Net Class D share transactions . . . . .           35,549,168                  --                  --                  --
                                                    -------------       -------------       -------------       -------------
      Net increase from share transactions .          140,849,921          92,917,781                  89                  94
                                                    -------------       -------------       -------------       -------------
        Net increase in net assets . . . . .          140,839,376          92,916,766                  89                 106
                                                    -------------       -------------       -------------       -------------

NET ASSETS AT END OF PERIOD. . . . . . . . .        $ 247,135,913       $ 106,296,537       $      25,222       $      25,133
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

---------------
* The Portfolio commenced Class D shares operations on May 1, 1996. ** The Portfolio operated from December 11, 1995 - January 10, 1996. *** The Portfolio operated from December 12, 1994 - January 11, 1995.


                        SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
              STATEMENTS OF CHANGES IN NET ASSETS - (CONTINUED)
                                AUGUST 31, 1996

                                                               GENERAL MONEY                           TAX-EXEMPT
                                                             MARKET PORTFOLIO                    MONEY MARKET PORTFOLIO

                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                       8/31/96             8/31/95             8/31/96             8/31/95
                                                    -------------       -------------       -------------       -------------

NET ASSETS AT BEGINNING OF PERIOD. . . . . .      $   385,426,702     $   176,536,072       $ 283,653,602       $ 258,081,069
                                                  ---------------     ---------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS. . . . . .
RESULTING FROM OPERATIONS: . . . . . . . . .
  Net investment income. . . . . . . . . . .           25,653,674          22,098,898           9,548,672           9,010,805
  Net realized loss on investments sold. . .             (184,202)            (36,946)             (4,894)            (58,890)
                                                  ---------------     ---------------       -------------       -------------
    Net increase in net assets resulting
      from operations. . . . . . . . . . . .           25,469,472          22,061,952           9,543,778           8,951,915
                                                  ---------------     ---------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:. . . . .
  Net investment income
       Class A . . . . . . . . . . . . . . .          (25,172,442)        (21,559,888)         (9,548,672)         (9,010,805)
       Class B . . . . . . . . . . . . . . .             (481,232)           (539,010)                 --                  --
                                                  ---------------     ---------------       -------------       -------------
  Net decrease from distributions. . . . . .          (25,653,674)        (22,098,898)         (9,548,672)         (9,010,805)
                                                  ---------------     ---------------       -------------       -------------

SHARE TRANSACTIONS (AT $1.00 PER SHARE):. .
  CLASS A:  . . . . . . . . . . . . . . . .
    Net proceeds from sales of shares. . . .        1,937,503,266       1,526,314,105         452,820,528         521,178,341
    Issued to shareholders in reinvestment
      of dividends   . . . . . . . . . . . .            1,317,345              35,794                 856                 831
    Cost of shares repurchased . . . . . . .       (1,980,536,000)     (1,317,365,165)       (456,602,989)       (495,547,749)
                                                  ---------------     ---------------       -------------       -------------
      Net Class A share transactions . . . .          (41,715,389)        208,984,734          (3,781,605)         25,631,423
                                                  ---------------     ---------------       -------------       -------------
  CLASS B: . . . . . . . . . . . . . . . . .
    Net proceeds from sales of shares. . . .           11,688,082          16,080,852                  --                  --
    Cost of shares repurchased . . . . . . .          (12,411,751)        (16,138,010)                 --                  --
                                                  ---------------     ---------------       -------------       -------------
      Net Class B share transactions . . . .             (723,669)            (57,158)                 --                  --
                                                  ---------------     ---------------       -------------       -------------
      Net increase (decrease) from share
        transactions . . . . . . . . . . . .          (42,439,058)        208,927,576          (3,781,605)         25,631,423
                                                  ---------------     ---------------       -------------       -------------
          Net increase (decrease) in
             net assets  . . . . . . . . . .          (42,623,260)        208,890,630          (3,786,499)         25,572,533
                                                  ---------------     ---------------       -------------       -------------

NET ASSETS AT END OF PERIOD. . . . . . . . .      $   342,803,442     $   385,426,702        $279,867,103        $283,653,602
                                                  ---------------     ---------------       -------------       -------------
                                                  ---------------     ---------------       -------------       -------------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           U.S. TREASURY MONEY
                                                                                       MARKET PORTFOLIO - CLASS A
                                                                           YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                                             8/31/96             8/31/95           8/31/94 (1)
                                                                            ---------           ---------          ----------

Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                0.053               0.054               0.012
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.053)             (0.054)             (0.012)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .               $1.000              $1.000              $1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 5.45%               5.60%               1.19%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .            $  85,260           $  30,183          $       25
Ratios to average net assets:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                 5.21%               5.79%               4.06% (b)
  Operating expenses (2) . . . . . . . . . . . . . . . . . . . .                 0.20%               0.20%               0.20% (b)


                                                                                          U.S. TREASURY MONEY
                                                                                       MARKET PORTFOLIO - CLASS B
                                                                           YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                                             8/31/96             8/31/95           8/31/94 (1)
                                                                            ---------           ---------          ----------

Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (3). . . . . . . . . . . . . . . . . . .                0.050               0.052               0.011
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.050)             (0.052)             (0.011)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 5.18%               5.34%               1.12%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .            $ 126,327           $  76,114          $   13,355
Ratios to average net assets:. . . . . . . . . . . . . . . . . .
  Net investment income (3). . . . . . . . . . . . . . . . . . .                 5.01%               5.41%               3.87% (b)
  Operating expenses (3) . . . . . . . . . . . . . . . . . . . .                 0.45%               0.45%               0.45% (b)

---------------

(1) The Portfolio commenced Class A and Class B shares operations on May 17,
1994.
(2) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.053 and 0.20%, for the period ended August 31, 1995 were $0.054 and 0.21% and for the period ended August 31, 1994 were $0.012 and 0.26%.
(3) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.050 and 0.45%, for the period ended August 31, 1995 were $0.052 and 0.46% and for the period ended August 31, 1994 were $0.011 and 0.50%.
(a) Total returns for periods less than one year are not annualized and had the Investment Adviser and Trustees not reimbursed and waived certain expenses, respectively, total returns would have been lower.

(b) Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              THE VALIANT FUND
                     FINANCIAL HIGHLIGHTS - (CONTINUED)
                FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                       U.S. TREASURY MONEY
                                                                   MARKET PORTFOLIO - CLASS D
                                                                          PERIOD ENDED
                                                                           8/31/96(1)
                                                                            ---------
Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000
                                                                            ---------
Income from Investment Operations:
  Net investment income (5). . . . . . . . . . . . . . . . . . .                0.015
                                                                            ---------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.015)
                                                                            ---------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000
                                                                            ---------
                                                                            ---------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 1.55%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .            $  35,549
Ratios to average net assets:
  Net investment income (5). . . . . . . . . . . . . . . . . . .                 4.68% (b)
  Operating expenses (5) . . . . . . . . . . . . . . . . . . . .                 0.70% (b)


                                                                                              U.S. TREASURY
                                                                                       INCOME PORTFOLIO - CLASS A
                                                                          PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                                                                           8/31/96 (2)         8/31/95 (3)         8/31/94 (4)
                                                                            ---------           ---------          ----------
Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (6). . . . . . . . . . . . . . . . . . .                0.004               0.004               0.001
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.004)             (0.004)             (0.001)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 0.35%               0.39%               0.12%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .            $      25           $      25          $       25
Ratios to average net assets:
  Net investment income (6). . . . . . . . . . . . . . . . . . .                 4.15%               4.47%               2.96% (b)
  Operating expenses (6) . . . . . . . . . . . . . . . . . . . .                 0.20%               0.20%               0.20% (b)

---------------
(1) The Portfolio commenced Class D shares operations on May 1, 1996.
(2) The Portfolio operated from December 11, 1995 to January 10, 1996.
(3) The Portfolio operated from December 12, 1994 to January 11, 1995.
(4) The Portfolio operated from December 28, 1993 to January 12, 1994.

(5) Net investment income per share and the operating expense ratios before reimbursement of fees by the Investment Adviser were $0.015 and 0.70%.
(6) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.004 and 0.35%, for the period ended August 31, 1995 were $0.004 and 0.29% and for the period ended August 31, 1994 were $0.001 and 0.22%.
(a) Total returns for periods less than one year are not annualized and had the Investment Adviser and Trustees not reimbursed and waived certain expenses, respectively, total returns would have been lower.
(b) Annualized.


                          SEE NOTES TO FINANCIAL STATEMENTS.

                                 THE VALIANT FUND
                        FINANCIAL HIGHLIGHTS - (CONTINUED)
                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                              GENERAL MONEY
                                                                                       MARKET PORTFOLIO - CLASS A
                                                                           YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                                             8/31/96             8/31/95           8/31/94 (1)
                                                                            ---------           ---------          ----------
Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                0.053               0.056               0.033
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.053)             (0.056)             (0.033)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 5.52%               5.81%               3.33%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .             $334,069            $375,965            $167,016
Ratios to average net assets:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                 5.36%               5.70%               3.70% (b)
  Operating expenses (2) . . . . . . . . . . . . . . . . . . . .                 0.20%               0.20%               0.20% (b)


                                                                                             GENERAL MONEY
                                                                                       MARKET PORTFOLIO - CLASS B
                                                                           YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                                             8/31/96             8/31/95           8/31/94 (1)
                                                                            ---------           ---------          ----------

Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (3). . . . . . . . . . . . . . . . . . .                0.051               0.053               0.009
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.051)             (0.053)             (0.009)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 5.26%               5.54%               0.92%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .            $   8,734           $   9,461          $    9,520
Ratios to average net assets:
  Net investment income (3). . . . . . . . . . . . . . . . . . .                 5.11%               5.33%               3.99% (b)
  Operating expenses (3) . . . . . . . . . . . . . . . . . . . .                 0.45%               0.45%               0.45% (b)

---------------

(1) The Portfolio commenced Class A and Class B shares operations on September 21, 1993 and May 17, 1994, respectively.
(2) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.053 and 0.20%, for the period ended August 31, 1995 were $0.056 and 0.20% and for the period ended August 31, 1994 were $0.033 and 0.21%.
(3) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.051 and 0.45%, for the period ended August 31, 1995 were $0.053 and 0.45% and for the period ended August 31, 1994 were $0.009 and 0.46%.
(a) Total returns for periods less than one year are not annualized and had the Investment Adviser and Trustees not reimbursed and waived certain expenses, respectively, total returns would have been lower.
(b) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               THE VALIANT FUND
                      FINANCIAL HIGHLIGHTS - (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                            TAX-EXEMPT MONEY
                                                                                       MARKET PORTFOLIO - CLASS A
                                                                           YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                                            8/31/96             8/31/95            8/31/94 (1)
                                                                            ---------           ---------          ----------

Net Asset Value, Beginning of period . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
Income from Investment Operations:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                0.034               0.035               0.021
                                                                            ---------           ---------          ----------
Less Distributions:
  Dividends from net investment income . . . . . . . . . . . . .               (0.034)             (0.035)             (0.021)
                                                                            ---------           ---------          ----------
Net Asset Value, End of period . . . . . . . . . . . . . . . . .            $   1.000           $   1.000          $    1.000
                                                                            ---------           ---------          ----------
                                                                            ---------           ---------          ----------

Total Return (a) . . . . . . . . . . . . . . . . . . . . . . . .                 3.43%               3.67%               2.11%

Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . . . . . . . .             $279,867            $283,654            $258,130
Ratios to average net assets:
  Net investment income (2). . . . . . . . . . . . . . . . . . .                 3.34%               3.50%               2.38% (b)
  Operating expenses (2) . . . . . . . . . . . . . . . . . . . .                 0.20%               0.20%               0.20% (b)

---------------------
(1) The Portfolio commenced operations on October 7, 1993.
(2) Net investment income per share and the operating expense ratios before waiver and reimbursement of fees by the Trustees and the Investment Adviser, respectively, for the period ended August 31, 1996 were $0.034 and 0.20%, for the period ended August 31, 1995 were $0.035 and 0.20% and for the period ended August 31, 1994 were $0.021 and 0.22%.
(a) Total returns for periods less than one year are not annualized and had the Investment Adviser and Trustees not reimbursed and waived certain expenses, respectively, total returns would have been lower.
(b) Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                THE VALIANT FUND
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                 AUGUST 31, 1996


     The Valiant Fund (the "Trust") was organized as a Massachusetts business trust on January 29, 1993 and is registered under the Investment Company Act of 1940 as amended, as an open end management investment company. The Trust offers four managed investment portfolios. The accompanying financial statements and financial highlights are those of the U.S. Treasury Money Market, the U.S. Treasury Income, the General Money Market and the Tax-Exempt Money Market Portfolios (individually, a "Portfolio", collectively, the "Portfolios"). The Trust is authorized to offer four classes of shares: Class A, Class B, Class C and Class D. U.S. Treasury Money Market Class A, B and D, U.S. Treasury Income Class A, General Money Market Class A and B and Tax-Exempt Money Market Class A are currently active.

1.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements.

     PORTFOLIO VALUATIONS: Securities in the Portfolios are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Interest income consists of market discount earned (including both original issue and market discount), less amortization of any market premium.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Portfolios to declare dividends daily from net investment income and to pay such dividends monthly. Net realized capital gains, if any, are distributed at least annually.

     Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, no Portfolio will be subject to Federal income taxes to the extent that it distributes all of its taxable or tax-exempt income, if any, for its tax year ending August 31. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, no Portfolio will be subject to Federal excise tax. Therefore, no Federal income tax provision is required. As of August 31, 1996, the U.S. Treasury Money Market Portfolio, the General Money Market Portfolio and the Tax-Exempt Money Market Portfolio have capital loss carryovers of $396, $55,073 and $53,266, respectively, which will expire on August 31, 2003 and $2,385, $30,898 and $54,800, respectively, which will expire on August 31, 2004. As of August 31, 1996, the U.S. Treasury Money Market Portfolio, the General Money Market Portfolio and the Tax-Exempt Money Market Portfolio have elected for federal income tax purposes to defer to its fiscal year ending August 31, 1997, $9,351, $188,591 and $4,895, respectively, of losses recognized during the period November 1, 1995 to August 31, 1996. During the fiscal year ended August 31, 1996, 100% of the Tax-Exempt Money Market Portfolio's distributions paid to the shareholders were tax-exempt.

     REPURCHASE AGREEMENTS: Each Portfolio, except the U.S. Treasury Income Portfolio, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. It is the Portfolio's policy to maintain collateral that is at least equal at all times to the total amount of the repurchase obligations including interest.

                                THE VALIANT FUND
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                 AUGUST 31, 1996


1.   SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

In the event of a counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the market value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's sub-adviser, David L. Babson & Co. Inc., acting under the supervision of the Trust's Board of Trustees, reviews the value of collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

     EXPENSES AND ALLOCATIONS: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios. Each share class bears its pro-rata portion of expenses attributable to its series, except that each class separately bears its' own distribution fees.

     Income, Portfolio level expenses, and realized and unrealized gains and losses are allocated to each class of shares on a daily basis based on each class' portion of net assets.

     ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities laws. All such costs are being amortized using the straight line method over a period of five years from commencement of each Portfolio's operations. In the event that any of the initial shares of a Portfolio are redeemed before such organization expenses are fully amortized, the related Portfolio will be reimbursed by the shareholder redeeming such shares for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

2.   INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND OTHER FEES

     Integrity Management & Research, Inc. (the "Investment Adviser" or the "Manager"), a wholly-owned subsidiary of Integrity Investments, Inc., serves as the Investment Adviser to the Trust. State Street Bank and Trust Company serves as the Trust's administrator, custodian and transfer agent. Integrity Investments, Inc. (the "Distributor") acts as exclusive distributor of the Trust's shares.

     The Trust pays the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Trust. Under its Management Agreement with the Trust, the Manager performs certain administrative and management services for the Trust and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager or the Sub-Adviser and pays all the Portfolio expenses with the following exceptions: the fees and expenses of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust; interest on borrowings; taxes; expenses incurred by Class B, Class C and Class D shares pursuant to the Distribution and Shareholder Servicing Plans; and such extraordinary non-recurring expenses as may arise. From time to time the Investment Adviser may waive all or a portion of the fees payable to it by a Portfolio, either voluntarily or pursuant to applicable statutory expense limitations. As such, the Investment Adviser has agreed to reimburse the Portfolios for expenses exceeding 0.20% of average daily net assets for Class A shares, 0.45% of the average daily net assets for Class B shares, 0.60% of average daily net assets for Class C shares and 0.70% of average daily net assets for Class D shares. The expense limitations are voluntary and were in effect through August 31, 1996. The expense limitations may be removed at any time thereafter with 90 days' prior notice to existing shareholders.

     For the year ended August 31, 1996 the Investment Adviser reimbursed the Trust as follows:

PORTFOLIO                                                    REIMBURSEMENT
--------------------------------------------------------------------------------
U.S. Treasury Money Market                                     $ 8,203
U.S. Treasury Income                                             6,282
General Money Market                                            16,950
Tax-Exempt Money Market                                         10,771

                                THE VALIANT FUND
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                 AUGUST 31, 1996


2.   INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND OTHER FEES -
     (CONTINUED)

     The Investment Adviser has entered into an investment sub-advisory agreement with David L. Babson & Co., Inc. ("Babson") pursuant to which the Investment Adviser pays fees to Babson, computed daily and paid monthly, at the annual rate of 0.10% of the first $500 million of the aggregate average daily net assets of the Portfolios and 0.05% of average daily net assets in excess thereof. Fees related to these services are borne directly by the Investment Adviser.

     The Trust has adopted a distribution plan for the Class A and Class B shares, a distribution plan for the Class C shares and a distribution plan for the Class D shares (together, the "Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments to the Distributor of up to 0.35% of the average net assets of the Class B shares, up to 0.50% of the average net assets of the Class C shares and up to 0.50% of the average net assets of the Class D shares. Payments under the Plans have been authorized at the rate of 0.25% of each Portfolio's average daily net assets for the Class B shares, 0.40% of each Portfolio's average daily net assets for the Class C shares and 0.50% of each Portfolio's average daily net assets for the Class D shares for the year ended August 31, 1996. No payments have been authorized for the Class A shares.

     Certain directors and officers of the Investment Adviser are also Trustees and officers of the Trust.

     Trustees who are not "interested persons" of the Trust receive an annual $1,000 retainer and $1,000 per Trustee meeting attended and are entitled to be reimbursed for out-of-pocket expenses incurred in attending such meetings.

3.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of no par value shares of beneficial interest in the Portfolios. Shareholders are entitled to one vote for each dollar (or proportional fractional vote for each fraction of a dollar) of net asset value per share owned. Each Portfolio votes separately with respect to issues affecting only that Portfolio. Shareholders of a particular class have the exclusive right to vote on matters pertaining only to that class. Pursuant to the Declaration of Trust, the Trustees have the authority to create additional Portfolios and to issue additional classes of shares for each Portfolio of the Trust.
     At August 31, 1996 Integrity Investments, Inc. owned 100% of the outstanding shares of the U. S. Treasury Income Portfolio and certain institutional shareholders were record owners of more than 10% of the total outstanding shares of the following Portfolios:


NAME OF PORTFOLIO                   NUMBER OF         PERCENTAGE OF
                                  SHAREHOLDERS        SHARES OWNED
--------------------------------------------------------------------------------
U.S. Treasury Money Market              2                 80.6%
General Money Market                    1                 88.7%
Tax-Exempt Money Market                 1                 99.9%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of The Valiant Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Market Portfolio, U.S. Treasury Income Portfolio, General Money Market Portfolio and Tax-Exempt Money Market Portfolio (each a portfolio of The Valiant Fund) at August 31, 1996, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Valiant Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 16, 1996